UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2016

HUBBELL INCORPORATED

(Exact name of registrant as specified in its charter)

CONNECTICUT	1-2958	06-0397030
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 Waterview Drive Shelton, Connecticut	06484
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (475) 882-4000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On February 23, 2016, Hubbell Incorporated (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named in Schedule I thereto (collectively, the “Underwriters”), relating to the Company’s public offering of $400,000,000 aggregate principal amount of its 3.350% Senior Notes due 2026 (the “Notes”). The Company intends to use the net proceeds from the offering of the Notes for the repayment of outstanding commercial paper and general corporate purposes.

The offering of the Notes was made pursuant to the Company’s shelf registration statement on Form S-3 (Registration No. 333-209532), filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 16, 2016. The Company expects the offering of the Notes to close on March 1, 2016, subject to customary closing conditions.

Pursuant to the Underwriting Agreement, the Company agreed to sell the Notes to the Underwriters and the Underwriters agreed to purchase the Notes for resale to the public. The Underwriting Agreement includes customary representations, warranties and covenants by the Company. The Underwriting Agreement also provides for customary indemnification by each of the Company and the Underwriters against certain liabilities and customary contribution provisions in respect of those liabilities.

The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the Underwriting Agreement, which is filed as Exhibit 1.1 to this current Report on Form 8-K and is incorporated herein by reference.

Also on February 23, 2016, the Company issued a press release announcing the pricing of the Notes, which press release is filed as Exhibit 99.1 to this current report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of February 23, 2016, by and between Hubbell Incorporated and J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Representatives of the several Underwriters listed in Schedule I thereto.

99.1	Press release of Hubbell Incorporated, issued on February 23, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 24, 2016

HUBBELL INCORPORATED

By:	/s/ An-Ping Hsieh
Name:	An-Ping Hsieh
Title:	Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of February 23, 2016, by and between Hubbell Incorporated and J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Representatives of the several Underwriters listed in Schedule I thereto.

99.1	Press release of Hubbell Incorporated, issued on February 23, 2016.

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